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                                                                    EXHIBIT 10.1


            STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

                         EXECUTIVE OFFICER BONUS PLANS
                                DECEMBER 31, 1999


The following summarizes the terms of the bonus arrangements approved by the Company's Compensation Committee with respect to the Company's executive officers:

STEWART MORRIS, JR., as Chairman of the Board, shall receive in addition to his salary, 1% on the first $20,000,000 of the consolidated income before taxes of Stewart Title Guaranty Company as reported to its stockholders, and .75% of the profits from $20,000,000 to $40,000,000, .50% of the profits from $40,000,001 to
$60,000,000 and .25% of the profits exceeding $60,000,000. For the calendar year 1999, Mr. Morris shall receive no less that $125,000 in bonus compensation and his total compensation from base salaries and bonuses shall not exceed $500,000. For the calendar year 1999, Mr. Morris received $370,000 in bonus compensation. Total compensation shall exclude payments made by the company for insurance premiums, board fees or stock options granted.

MALCOLM S. MORRIS, as President and Chief Executive Officer, shall receive in addition to his salary, 1% on the first $20,000,000 of the consolidated income before taxes of Stewart Title Guaranty Company as reported to its stockholders and .75% of the profits from $20,000,000 to $40,000,000, .50% of the profits from $40,000,001 to $60,000,000 and .25% of the profits exceeding $60,000,000.
For the calendar year 1999, Mr. Morris shall receive no less that $125,000 in bonus compensation and his total compensation from base salaries and bonuses shall not exceed $500,000. For the calendar year 1999, Mr. Morris received $370,000 in bonus compensation. Total compensation shall exclude payments made by the company for insurance premiums, board fees or stock options granted.

CARLOSS MORRIS, as Chairman of the Executive Committee, shall receive in addition to his salary, 1% of the first $20,000,000 of the consolidated income before taxes of Stewart Title Guaranty Company as reported to its stockholders and .75% of the profits from $20,000,000 to $40,000,000, .50% of the profits from $40,000,001 to $60,000,000 and .25% of the profits exceeding $60,000,000.
For the calendar year 1999, Mr. Morris shall receive no less than $125,000 in bonus compensation and his total compensation from base salaries and bonuses shall not exceed $500,000. For the calendar year 1999 Mr. Morris received $365,000 in bonus compensation. Total compensation shall exclude any insurance premiums, board fees or stock options granted.

STEWART MORRIS, as Vice Chairman of the Executive Committee, shall receive in addition to his salary, 1% of the first $20,000,000 of the consolidated income before taxes of Stewart Title Guaranty Company as reported to its stockholders and .75% of the profits from $20,000,000 to $40,000,000, .50% of the profits from $40,000,001 to $60,000,000 and .25% of the profits exceeding $60,000,000.
For the calendar year 1999, Mr. Morris shall receive no less than $125,000 in bonus compensation and his total compensation from base salaries and bonuses shall not exceed $500,000. For the calendar year 1999 Mr. Morris received $365,000 in bonus compensation. Total compensation shall exclude any insurance premiums, board fees or stock options granted.

MAX CRISP, as Senior Vice President - Finance, shall receive in addition to his salary, .5% of the first $50,000,000 of the consolidated income before taxes of Stewart Title Guaranty Company as reported to its stockholders, .40% of the profits from $50,000,001 to $75,000,000, .30% of the profits from $75,000,001 to
$100,000,000 and .20% of the profits exceeding $100,000,000. For the calendar year 1999, Mr. Crisp shall receive no less than $100,000 in bonus compensation and his total compensation from base salaries and bonuses shall not exceed $400,000. For the calendar year 1999 Mr. Crisp received $242,755 in bonus compensation. Total compensation shall exclude any insurance premiums, board fees or stock options granted.